UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

ADVANT-E CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30983	88-0339012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2680 Indian Ripple Rd., Dayton, OH		45440
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 937-429-4288

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 12, 2011 Advant-e Corporation issued a press release announcing results of operations for the quarter ended March 31, 2011. The text of this release is attached as an exhibit hereto.

ITEM 8.01.	OTHER EVENTS.

On May 12, 2011 the Company’s Board of Directors declared a cash dividend of $.02 per share, payable in two installments of $.01 each by no later than June 30, 2011 and December 31, 2011. This was announced in the press release referenced in Item 2.02 of this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description	Method of Filing

99.1	Company Press Release	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advant-e Corporation (Registrant)

May 12, 2011	By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
Chief Executive Officer